                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into the Company's previously filed Registration Statements, File Nos. 33-30467, 33-43792, 333-01155, 333-59343,
333-59341 and 333-42854.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

San Diego, California
July 9, 2001





                                       35